                           SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 (Amendment No.    )

          Filed by the Registrant [X]
          Filed by a Party other than the Registrant [ ]


          Check the appropriate box:

          [ ]  Preliminary Proxy Statement
          [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
          [X]  Definitive Proxy Statement
          [ ]  Definitive Additional Materials
          [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
               Section 240.14a-12

               MITCHELL HUTCHINS/KIDDER, PEABODY GLOBAL EQUITY FUND
          .................................................................
                   (Name of Registrant as Specified In Its Charter)

          .................................................................
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


          Payment of Filing Fee (Check the appropriate box):

          [ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
               14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
          [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
          [ ]  Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

          .................................................................

               2) Aggregate number of securities to which transaction applies:

          .................................................................

               3)  Per unit price or other underlying value of transaction
          computed   pursuant to Exchange Act Rule 0-11 (Set forth the
          amount on which the filing fee is calculated and state how it was determined):

          .................................................................

               4)  Proposed maximum aggregate value of transaction:

          .................................................................

               5)  Total fee paid:

          .................................................................

          [X]  Fee paid previously with preliminary materials.
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

          .................................................................

               2)   Form, Schedule or Registration Statement No.:

          .................................................................

               3)   Filing Party:

          .................................................................

               4)   Date Filed:

          .................................................................

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019
212 731-2000

                                                               MITCHELL HUTCHINS


                                                                   July 24, 1995


Dear Shareholders of Mitchell Hutchins/Kidder, Peabody Global Equity Fund:


     As you know from our past correspondence, the recent acquisition of assets of Kidder, Peabody & Co. Incorporated by Paine Webber Group Inc. and certain of its subsidiaries has resulted in new management and advisory arrangements for the Mitchell Hutchins/Kidder, Peabody Global Equity Fund ('Fund'). The Board of Trustees has called a Special Meeting of Shareholders to be held on August 21, 1995 to consider a number of proposals, including the approval of a new investment advisory and administration agreement and a new sub-investment advisory agreement for the Fund. The enclosed proxy statement describes the proposals and the background regarding these proposals in detail.



     Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), the investment management subsidiary of PaineWebber Incorporated, is serving as the investment adviser to your Fund and GE Investment Management Incorporated
('GEIM') is the Fund's sub-adviser. You are being asked to approve new investment advisory, administration and sub-advisory agreements.



     THE NEW INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT CALLS FOR A REDUCTION IN ADVISORY FEES PAID BY YOUR FUND. AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT SHAREHOLDERS VOTE 'FOR' ALL THE PROPOSALS TO BE CONSIDERED AT THE SPECIAL MEETING.


     Your vote is important regardless of the number of shares you own. If you do not vote promptly, a representative of Shareholder Communications Corporation, our proxy solicitor, may call to urge you to vote. In order to spare the expense of follow-up solicitations, please complete, sign and date the enclosed proxy card and return the card as soon as possible in the postage-paid envelope.


                                          Very truly yours,

                                          MARGO ALEXANDER

                                          Margo Alexander
                                          President of Mitchell Hutchins/
                                            Kidder, Peabody Investment Trust

               MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST
              MITCHELL HUTCHINS/KIDDER, PEABODY GLOBAL EQUITY FUND
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To the Shareholders of
  MITCHELL HUTCHINS/KIDDER, PEABODY GLOBAL EQUITY FUND:


     A Special Meeting of Shareholders of Mitchell Hutchins/Kidder, Peabody Investment Trust (the 'Trust'), as to matters regarding the series of the Trust designated as Mitchell Hutchins/Kidder, Peabody Global Equity Fund (the 'Fund'), will be held at 1285 Avenue of the Americas, 38th Floor, New York, New York
10019 on August 21, 1995 at 10:00 a.m., New York time, for the following purposes:



          1.   Approval  or  disapproval  of   a  new  investment  advisory  and
     administration agreement between the Trust in respect of the Fund and Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins');


          2. Approval or disapproval of a new sub-investment advisory agreement among the Trust in respect of the Fund, Mitchell Hutchins and GE Investment Management Incorporated; and

          3. The transaction of such other business as may properly come before the meeting or any adjournments thereof.


     Shareholders of record at the close of business on July 17, 1995 will be entitled to receive notice of and to vote at the meeting.


                                          By Order of the Trustees,
                                          DIANNE E. O'DONNELL
                                          Secretary


New York, New York
July 24, 1995


     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY.

               MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST
              MITCHELL HUTCHINS/KIDDER, PEABODY GLOBAL EQUITY FUND

                      ------------------------------------
                                PROXY STATEMENT
                      ------------------------------------


                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 21, 1995



     This Proxy Statement is furnished in connection with a solicitation of proxies by the Trustees of Mitchell Hutchins/Kidder, Peabody Investment Trust (the 'Trust'), as to matters regarding the series of the Trust designated as Mitchell Hutchins/Kidder, Peabody Global Equity Fund (the 'Fund'), to be used at the special meeting of shareholders of the Trust, to be held on August 21, 1995 at 10:00 a.m., New York time, at 1285 Avenue of the Americas, 38th Floor, New York, New York 10019 (the 'Meeting'), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record of the Fund at the close of business on July 17, 1995 (the 'Record Date') will be entitled to be present and to vote at the Meeting. The principal executive offices of the Trust are located at 1285 Avenue of the Americas, New York, New York 10019.



     As of the Record Date, the Fund had outstanding 12,879,834 shares of beneficial interest, par value $.001 per share. Each share is entitled to one vote and any fractional share is entitled to a fractional vote. Although the Fund currently issues three classes of shares, for purposes of the matters to be considered at the Meeting, all shares of the Fund will vote as a single class.



     Except as set forth in Annex 1, no single shareholder or 'group' (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the 'Exchange Act')), beneficially owned more than 5% of the outstanding shares of the Fund. As of the Record Date, the executive officers and members of the Board of Trustees of the Trust (the 'Board') beneficially owned less than 1% of each class of shares of the Fund. The executive officers of the Trust are set forth on Annex 2. For additional information concerning the share ownership of the Board and the chief executive officer of the Trust, see Annex 3.



     Under the By-Laws of the Trust, the holders of record of 30% of the outstanding shares of the Fund present in person or by proxy shall constitute a quorum at any meeting of the Shareholders of the Fund. In the event that a quorum is not present at a meeting of shareholders, the holders of a majority of the shares present in person or by proxy shall have the power to adjourn the meeting, from time to time, without notice other than announcement at the meeting, until the requisite number of shares entitled to vote at such meeting shall be present. A shareholder vote may be taken on any one of the proposals prior to any adjournment if sufficient votes with respect to that proposal have been received for approval. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided with respect to the reasons for the solicitation.



     In order that a shareholder's shares may be represented at the Meeting, shareholders are required to allow sufficient time for the proxy to be received on or before 10:00 a.m. on August 21, 1995. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the relevant Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at 1285 Avenue of the Americas, New York, New York 10019, the address of the Fund, prior to the date of the Meeting.

     Approval of the new investment advisory and administration agreement (Proposal 1) and the new sub-investment advisory agreement (Proposal 2) each requires a vote of a majority of the outstanding voting securities of the Fund (a 'Majority Vote') which, under the Investment Company Act of 1940, as amended (the '1940 Act'), is defined as the vote of (a) 67% of the Fund's voting securities present at the meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Fund's outstanding voting securities, whichever is less.

     If a proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted 'for' the matters listed in the accompanying Notice of Special Meeting of Shareholders and 'for' any other matters deemed appropriate. If a proxy that is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker 'non-vote' (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, 'abstentions'), the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote 'for' or 'against' a matter and will be disregarded in determining the 'votes cast' on an issue; accordingly, abstentions will have the effect of a vote 'against' Proposal 1 or Proposal 2, as applicable.


     It is estimated that proxy materials will be mailed to shareholders of record on or about July 24, 1995. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers and employees of the Trust; Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), the investment adviser and administrator of the Fund; and/or PFPC Inc., the transfer agent for the Fund. In addition, the Fund has retained Shareholder Communications Corporation to assist in the solicitation of proxies, at an estimated cost in the range of $7,300 to $10,000 (depending on the extent of services provided), and Alamo Direct Mail Services, Inc. to tabulate the proxies. The costs of the proxy solicitation and expenses incurred in connection with the preparation of this proxy statement and its enclosures will be borne by the Fund.


PROPOSAL 1 AND 2:

     1. TO APPROVE OR DISAPPROVE A NEW INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT BETWEEN THE TRUST IN RESPECT OF THE FUND AND MITCHELL HUTCHINS

     2. TO APPROVE OR DISAPPROVE A NEW SUB-INVESTMENT ADVISORY AGREEMENT AMONG THE TRUST IN RESPECT OF THE FUND, MITCHELL HUTCHINS AND GE INVESTMENT MANAGEMENT INCORPORATED

     Paine Webber Group Inc. ('Paine Webber Group') entered into an Asset Purchase Agreement with General Electric Company ('General Electric') and Kidder, Peabody Group Inc. ('Kidder Group') dated as of October 17, 1994 that provided for the purchase and sale of certain assets of the

Kidder Group. On February 13, 1995, Paine Webber Group closed the phase of the asset purchase transaction whereby the assets providing investment advisory and administration services to the Fund were transferred. As a result of this sale of the Fund's assets to Paine Webber Group, Mitchell Hutchins has assumed the management of the Fund in the place of Kidder Peabody Asset Management, Inc. ('KPAM'), while GE Investment Management Incorporated ('GEIM') has remained the sub-adviser to the Fund. These arrangements were approved by shareholders of the Fund at a meeting held on April 13, 1995.


     In an effort to combine their investment management operations with those previously conducted by KPAM, Mitchell Hutchins and PaineWebber are currently proposing a variety of transactions for the investment companies under their management. Among other changes, Mitchell Hutchins has proposed that the Fund acquire all or substantially all of the assets and liabilities of PaineWebber Atlas Global Growth Fund, a series of PaineWebber Atlas Fund, PaineWebber Europe Growth Fund, a series of PaineWebber Investment Series, and PaineWebber Global Growth and Income Fund, a series of PaineWebber Investment Series (collectively, the 'Acquired Funds'). The Fund would be the surviving entity of the Fund's merger with any of the Acquired Funds. In conjunction with these proposed mergers, the Fund, Mitchell Hutchins and GEIM propose to reduce the compensation paid by the Fund for the investment management, administrative and advisory services it receives, which will result in a corresponding decrease in the advisory fees borne by the Fund's shareholders.


     Any of the three proposed mergers would result in an increase in the Fund's assets. While an increase in the Fund's overall assets would create economies of scale in the Fund's management, it is contemplated that these economies would be realized to a lesser degree by Mitchell Hutchins in providing its management and administrative services than by GEIM in providing its investment advisory services. Accordingly, Mitchell Hutchins and GEIM have proposed a reduction in the overall management compensation paid by the Fund and negotiated a reallocation of that compensation between them. Under the investment advisory and administration agreement currently in effect between the Fund and Mitchell Hutchins (the 'Current Advisory Agreement'), the Fund pays Mitchell Hutchins a monthly fee at the annual rate of 1.00% of the value of the average daily net assets of the Fund. In turn, under the sub-investment advisory agreement currently in effect among the Fund, Mitchell Hutchins and GEIM (the 'Current Sub-Advisory Agreement' and, together with the Current Advisory Agreement, the 'Current Agreements'), Mitchell Hutchins pays GEIM a monthly fee at the annual rate of .70% of the Fund's average daily net assets up to and including $200 million and .50% of the Fund's average daily net assets over $200 million. The Fund pays no fee to GEIM directly.


     Under the new fee arrangement proposed by Mitchell Hutchins and GEIM, the Fund would pay Mitchell Hutchins a monthly fee at the annual rate of .85% of the value of its average daily net assets up to and including $500 million, .83% of its average daily net assets over $500 million and up to and including $1 billion and .805% of its average daily net assets over $1 billion. In turn, Mitchell Hutchins would pay GEIM a monthly fee at the annual rate of .31% of the value of the Fund's average daily net assets up to and including $500 million,
 .29% of the Fund's average daily net assets over $500 million and up to and including $1 billion and .265% of the Fund's average daily net assets over $1 billion. Under this new fee arrangement, the Fund will continue not to pay any fee directly to GEIM.


     Approval and implementation of the proposed new investment advisory and administration agreement between the Fund and Mitchell Hutchins (the 'New Advisory Agreement') and the proposed new sub-investment advisory agreement among the Fund, Mitchell Hutchins and GEIM (the 'New Sub-Advisory Agreement' and, together with the New Advisory Agreement, the 'New

Agreements') would involve a reduction in the overall fees paid by the Fund for management, administrative and investment advisory services. Implementation of the New Agreements, however, would also involve an increase in the rate of compensation retained by Mitchell Hutchins after payment of the fee to GEIM. The fees under both the Current Advisory Agreement and New Advisory Agreement exceed those paid by most other investment companies but are believed to be reasonable in light of the additional time and added expense in developing the specialized resources associated with international investing.


     The overall proposed reduction of fees is predicated on a substantial increase in the Fund's net assets resulting from the consummation of one or more of the proposed mergers with the Acquired Funds, as well as approval and implementation of both New Agreements. Therefore, if none of the proposed mergers with any of the Acquired Funds is consummated, or if either of the New Agreements is not implemented, then neither of the New Agreements will be implemented and the Fund's current fee structure will continue in effect in accordance with the terms of the Current Agreements. For a description of the Current Agreements, see 'The Current Advisory Agreement' and 'The Current Sub-Advisory Agreement' below. No assurance can be made that any of the proposed mergers will be effected.



     Following the Reorganizations, the Fund will change its name to 'PaineWebber Global Equity Fund.' The trustees and officers of the Trust, and the Fund's investment adviser, sub-adviser, distributor and other outside agents, will continue to serve the Fund in their current capacities after the proposed mergers. Ralph R. Layman, who is currently the portfolio manager for the Fund and the Acquired Funds, except with respect to the debt and money market investments of PaineWebber Global Growth and Income Fund, and who has been primarily responsible for the day-to-day portfolio management of the Fund since July 1991, will continue as the portfolio manager of the Fund following the proposed mergers. Mr. Layman is an Executive Vice President of GEIM and has been employed by GEIM as the Chief Investment Officer of the Fund since July 1991. Prior to July 1991, Mr. Layman served as Executive Vice President, partner and portfolio manager of Northern Capital Management Co.



     Based on the foregoing, at a meeting held on July 20, 1995, the Board considered, approved and recommended that the shareholders of the Fund approve the New Agreements.


THE CURRENT ADVISORY AGREEMENT

     Under the Current Advisory Agreement, Mitchell Hutchins manages and administers the affairs of the Fund, subject to the supervision of the Board. Without limiting the generality of the foregoing, Mitchell Hutchins:

          (a) provides a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund, which duties Mitchell Hutchins may delegate to a sub-investment adviser;

          (b) oversees the computation of the net asset value and the net income of the Fund as described in the currently effective registration statement of the Fund under the Securities Act of 1933, as amended, and the 1940 Act and any supplements thereto (the 'Registration Statement') or as more frequently requested by the Board;

          (c) oversees the maintenance of all books and records with respect to the transactions of the Fund, and furnishes the Board with such periodic and special reports as the Board reasonably may request;

          (d) supervises all aspects of the operations of the Fund, including oversight of transfer agency, custodial and accounting services, except as otherwise set forth in the Current Advisory Agreement;

          (e) provides the Fund with such corporate, administrative and clerical personnel (including officers of the Fund) and services as are reasonably deemed necessary or advisable by the Board;

          (f)  arranges,  but  does  not  pay,  for  the  periodic  preparation, updating, filing and dissemination (as applicable) of the Registration Statement, proxy material, tax returns and required reports to the Fund's shareholders and the Securities and Exchange Commission and other appropriate federal or state regulatory authorities;


          (g) provides the Fund with, or obtains for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and


          (h) provides the Board on a regular basis with economic and investment analyses and reports and makes available to the Board upon request any economic, statistical and investment services normally available to institutional or other customers of Mitchell Hutchins.

     The Fund bears all expenses incurred in its operations and the offering of its shares, except to the extent specifically assumed by Mitchell Hutchins. Expenses borne by the Fund include, but are not to be limited to, the following (or its proportionate share of the following): (i) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (ii) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins under the Current Advisory Agreement; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Fund under federal and/or state securities laws and maintaining such registration and qualification; (v) fees and salaries payable to the Board and officers who are not interested persons of the Fund or Mitchell Hutchins; (vi) all expenses incurred in connection with the Trustees' services, including travel expenses in the case of Trustees who are not interested persons of the Fund or Mitchell Hutchins; (vii) taxes (including any income or franchise taxes) and governmental fees; (viii) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (ix) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund for violation of any law and any indemnification relating thereto; (x) legal, accounting and auditing expenses, including legal fees of special counsel for those Trustees who are not interested persons of the Fund; (xi) charges of custodians, transfer agents and other agents; (xii) costs of preparing share certificates; (xiii) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders; (xiv) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders; (xv) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to its officers, the Board, agents and shareholders or to Mitchell Hutchins) incurred by the Fund; (xvi) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (xvii) cost of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (xviii) the cost of investment company literature and other publications provided by the Fund to its Trustees and officers; (xix) costs of mailing, stationery and communications equipment; (xx) expenses incident to any dividend, withdrawal or redemption options;

(xxi) charges and expenses of any outside pricing service used to value portfolio securities; and (xxii) interest on borrowings of the Fund.


     Mitchell Hutchins assumes the cost of any compensation for services provided to the Fund received by the officers of the Trust and by those Trustees of the Board who are interested persons of the Trust.


     The payment or assumption by Mitchell Hutchins of any expenses of the Fund that Mitchell Hutchins is not required by the Current Advisory Agreement to pay or assume shall not obligate Mitchell Hutchins to pay or assume the same or similar expense of the Fund on any subsequent occasion.


     The Current Advisory Agreement provides that Mitchell Hutchins will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the management of the Fund, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard by it of its obligations and duties.


     At a meeting held on December 16, 1994, the Board approved the Current Advisory Agreement. The Current Advisory Agreement was approved by the shareholders of the Fund at a special meeting of shareholders held on April 13, 1995. During the last fiscal year, ending August 31, 1994, the aggregate remuneration paid to KPAM, Mitchell Hutchins' predecessor as manager of the Fund, totaled $2,339,156.

MITCHELL HUTCHINS


     Mitchell Hutchins, 1285 Avenue of the Americas, New York, New York 10019, is a wholly owned subsidiary of PaineWebber Incorporated ('PaineWebber'), which is a wholly owned subsidiary of Paine Webber Group, a publicly held financial services holding company, 25.7% of the common stock of which is held by General Electric. Mitchell Hutchins provides investment advisory and portfolio management services to investment companies, pension funds and other institutional, corporate and individual clients. As of June 30, 1995, total assets under Mitchell Hutchins' management were approximately $43.6 billion. As of that date, Mitchell Hutchins served as investment adviser or sub-adviser to 40 registered investment companies with 74 separate portfolios having aggregate assets of approximately $28.0 billion.



     The chief executive officer and directors of Mitchell Hutchins, and their principal occupations, are as follows: Frank P.L. Minard, Chairman of Mitchell Hutchins, Chairman of Mitchell Hutchins Institutional Investors Inc. and Director of PaineWebber; Margo N. Alexander, President, Chief Executive Officer and Director of Mitchell Hutchins and Executive Vice President and Director of PaineWebber; Stephen Byers, Chief Administration and Financial Officer of Mitchell Hutchins; Thomas Eggers, Managing Director and Head of Mutual Fund Sales and Marketing of Mitchell Hutchins; Michael Katz, Chief Financial Officer of Mitchell Hutchins; and Victoria E. Schonfeld, Managing Director and General Counsel of Mitchell Hutchins. The address of each of these individuals is the same as that of Mitchell Hutchins set forth above. The fees charged by Mitchell Hutchins to registered investment companies or series thereof with investment objectives that are similar to that of the Fund are described on Annex 4.


     PaineWebber, located at 1285 Avenue of the Americas, New York, New York 10019, is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the 'Advisers Act'), a registered broker-dealer under the Securities Exchange Act of 1934, a commodity trading adviser registered with the CFTC and a member of the New York Stock Exchange, American Stock Exchange and other principal stock exchanges. PaineWebber is a wholly owned subsidiary of Paine Webber Group.

THE CURRENT SUB-ADVISORY AGREEMENT

     Under the terms of the Current Sub-Advisory Agreement, subject to the supervision of the Board and Mitchell Hutchins, GEIM manages the Fund's portfolio in accordance with the investment objective and stated policies of the Fund, makes investment decisions for the Fund and places purchase and sale orders for the Fund's portfolio transactions.


     Unless otherwise set forth in the current Prospectus describing the Fund or directed by Mitchell Hutchins or the Trust, GEIM, in selecting brokers or dealers to effect transactions on behalf of the Fund, gives primary consideration to securing the most favorable price and efficient execution. In so doing, GEIM may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any transaction to which the Fund is a party or other transactions to which other clients of GEIM may be a party. The Trust recognizes the desirability of GEIM's having access to supplemental investment and market research and security and economic analyses provided by brokers and that those brokers may execute brokerage transactions at a higher cost to the Fund than would be the case if the transactions were executed solely on the basis of the most favorable price and efficient execution. The Current Sub-Advisory Agreement, thus, authorizes GEIM, to the extent permitted by applicable law and regulations, to pay higher brokerage commissions for the purchase and sale of securities for the Fund to brokers who provide supplemental investment and market research and security and economic analyses, subject to review by the Board and of Mitchell Hutchins from time to time with respect to the extent and continuation of this practice. The Trust understands that the services provided by those brokers may be useful to GEIM in connection with its services to other clients.


     GEIM bears the cost of rendering the services it is obligated to provide under the Current Sub-Advisory Agreement and, at its own expense, pays the salaries of all officers and employees who are employed by both it and the Trust. In addition, GEIM, at its own expense, maintains sufficient staff, and employs or retains sufficient personnel and consults with any other persons that it determines may be necessary or useful to the performance of its obligations under the Current Sub-Advisory Agreement. GEIM provides the Fund with investment officers who are authorized by the Trust's Board of Trustees to execute purchases and sales of securities on behalf of the Fund and employs a professional staff of portfolio managers who draw upon a variety of sources for research information for the Fund.


     Under the terms of the Current Sub-Advisory Agreement, other expenses to be incurred in the operation of the Fund and not specifically borne by Mitchell Hutchins or GEIM will be borne by the Fund, including: Mitchell Hutchins's fees for services rendered under the Current Advisory Agreement; shareholder servicing and distribution fees paid to Mitchell Hutchins under the terms of the Fund's shareholder servicing and distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; charges and expenses of any registrar, custodian, transfer and dividend disbursing agent providing services to the Trust in connection with the Fund; brokerage fees and commissions; taxes; engraving and printing of the Fund's share certificates, if any; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing of prospectuses describing the Fund and supplements to those prospectuses to regulatory authorities and the Fund's shareholders; all expenses incurred in conducting meetings of the Fund's shareholders and meetings of the Board relating to the Fund; all expenses incurred in preparing, printing and mailing proxy statements and reports to shareholders of the Fund; fees and travel expenses of members of the Board or members of any advisory board or committee who are not employees of Mitchell Hutchins, GEIM or any of their affiliates; all expenses incident to any dividend, withdrawal or redemption options provided to Fund shareholders; charges and expenses of any outside service used for pricing the Fund's portfolio securities and calculating the net asset value of the Fund's shares; fees and expenses of legal counsel, including counsel to the members of the Board who are not interested persons of the Fund, Mitchell Hutchins or GEIM, and independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and the Board) of the Trust that inure to their benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operations.


     At a meeting held on December 16, 1994, the Board approved the Current Sub-Advisory Agreement. The Current Sub-Advisory Agreement was approved by the shareholders of the Fund at a special meeting of shareholders held on April 13, 1995. During the last fiscal year, ending August 31, 1994, the aggregate remuneration paid by KPAM, Mitchell Hutchins' predecessor as manager of the Fund, to GEIM totaled $1,637,409.


GE INVESTMENT MANAGEMENT INCORPORATED


     GEIM, the current sub-adviser to the Fund, is a wholly owned subsidiary of General Electric and a registered investment adviser under the Advisers Act. GEIM was formed under the laws of Delaware in 1988. GEIM's principal officers and directors serve in similar capacities with General Electric Investment Corporation ('GEIC'), which like GEIM is a wholly owed subsidiary of General Electric and a registered investment adviser. GEIM and GEIC collectively provide investment management services to various institutional accounts with total assets, as of May 31, 1995, in excess of $48 billion, of which roughly $9 billion is invested in mutual funds. GEIM serves as an investment adviser to the three Acquired Funds, PaineWebber Atlas Global Growth Fund, PaineWebber Global Growth and Income Fund and PaineWebber Europe Growth Fund, each with assets, as of June 30, 1995, of $311.9 million, $74.1 million and $94.8 million, respectively. With respect to PaineWebber Atlas Global Growth Fund and PaineWebber Europe Growth Fund, GEIM receives a monthly fee for its investment advisory services at an annual rate of 0.31% of each fund's average daily net assets up to $500 million, 0.29% of average daily net assets in excess of $500 million, and 0.265% of average daily net assets in excess of $1 billion. With respect to PaineWebber Global Growth and Income Fund, GEIM receives a monthly fee for its investment advisory services at an annual rate of 0.29% of the fund's average daily net assets attributable to the fund's equity portfolio. GEIM also serves as an investment adviser to GE Global Equity Fund ('GE Global Fund'), a series of GE Funds, and to Global Growth Portfolio ('Growth
Portfolio'), a series of PaineWebber Series Trust, each of which has an investment objective similar to that of the Fund. GE Global Fund and Growth Portfolio had net assets of $34.2 million and $34.8 million, respectively, as of May 31, 1995 and June 30, 1995, respectively, and pay GEIM an advisory fee at the annual rate of .75% and .29% of their respective average daily net assets for GEIM's services. The chief executive officer and directors of GEIM, and their principal occupations, are as follows: Dale F. Frey, Chairman, President and Chief Executive Officer of GEIM; Eugene K. Bolton, Director and Executive Vice President of GEIM; Michael J. Cosgrove, Director and Executive Vice President of GEIM; Ralph R. Layman, Director and Executive Vice President of GEIM; Alan M. Lewis, Director, Executive Vice President, General Counsel and Secretary of GEIM; John H. Myers, Director and Executive Vice President of GEIM; Geoffrey R. Norman, Director and Executive Vice President of

GEIM; and Donald W. Torey, Director, Executive Vice President and Chief Financial Officer of GEIM. The addresses of each of these individuals, as well as of GEIM, is 3003 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904.

THE NEW ADVISORY AGREEMENT AND THE NEW SUB-ADVISORY AGREEMENT

     The proposed New Agreements are the same as the respective Current Agreements in all material respects except for their different fee structures, as described above.

REQUIRED VOTE


     Approval of the Fund's New Advisory Agreement and New Sub-Advisory Agreement each requires a Majority Vote of the Fund's outstanding voting securities. In addition, implementation of each of the New Agreements is contingent upon both of the New Agreements' obtaining the requisite shareholder approval. Finally, at least one of the proposed mergers must be consummated before the New Agreements may be put into effect. If shareholder approval is not obtained for each of the New Agreements, or if none of the proposed mergers are consummated, the Current Advisory Agreement and the Current Sub-Advisory Agreement will remain in effect in accordance with their terms and the Trustees will consider other appropriate action.


     APPROVAL AND IMPLEMENTATION OF EACH OF THESE PROPOSALS WILL RESULT IN A DECREASE IN THE AGGREGATE ADVISORY FEES BORNE BY SHAREHOLDERS.


     THE BOARD, INCLUDING ALL OF ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE (1) 'FOR' APPROVAL OF THE NEW ADVISORY AGREEMENT AND (2) 'FOR' APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.


                               OTHER INFORMATION

BROKERAGE

     During the last fiscal year, the Fund engaged in no transactions involving brokerage commissions with Kidder, Peabody & Co. Incorporated, then the only broker affiliated with the Fund.

ANNUAL REPORTS

     The Fund will furnish, without charge, a copy of its Annual Report, and any subsequent semi-annual report, upon request to the Fund at 1285 Avenue of the Americas, New York, New York 10019, telephone (800) 647-1568.

SUBMISSION OF SHAREHOLDER PROPOSALS


     The Fund does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust, c/o Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, New York, New York 10019.


SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

     The Securities and Exchange Commission's staff takes the position that shareholders holding at least 10% of each investment company's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Board Member of the Fund.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Fund does not intend to present any other business at the Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.


July 24, 1995


     IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                                                         ANNEX 1


                   BENEFICIAL OWNERSHIP OF SHARES OF THE FUND



                                                                                                    NUMBER (AND
                                                                                                    PERCENTAGE)
                                                                                                     OF SHARES
               NAME                                          ADDRESS                             BENEFICIALLY OWNED
- ----------------------------------  ----------------------------------------------------------   ------------------



Subaru of New England               c/o Mitchell Hutchins Asset Management Inc.                        708,955
Global Account                          1285 Avenue of the Americas                                     (5.5%)
                                        New York, NY 10019

                                                                         ANNEX 2


                        EXECUTIVE OFFICERS OF THE TRUST



            NAME AND POSITION                                           PRINCIPAL OCCUPATION
              WITH THE FUND                  AGE                         DURING PAST 5 YEARS
- ------------------------------------------   ---   ---------------------------------------------------------------

Margo N. Alexander .......................   48    Ms. Alexander is president, chief executive officer and a
  President                                        director of Mitchell Hutchins. Prior to January 1995, Ms.
                                                   Alexander was an executive vice president of PaineWebber. Ms.
                                                   Alexander is also president of 27 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.
Julian F. Sluyters .......................   35    Senior Vice President and Director of Mutual Fund Finance
  Chief Financial Officer of the                   Division of Mitchell Hutchins; prior to 1991, Audit Senior
  Trust since February 13, 1995                    Manager with Ernst & Young LLP.
Dianne E. O'Donnell ......................   43    Senior Vice President and Deputy General Counsel of Mitchell
  Secretary of the Trust since                     Hutchins.
  February 13, 1995

                                                                         ANNEX 3

           NUMBER OF SHARES (AND PERCENTAGE OF SHARES OUTSTANDING(1))
                     BENEFICIALLY OWNED AT THE RECORD DATE

NAME OF BOARD MEMBER                                                                              NUMBER OF SHARES
- -----------------------------------------------------------------------------------------------   ----------------
David J. Beaubien .............................................................................            0
  Yankee Environmental Systems, Inc.
  101 Industrial Boulevard
  Box 746
  Turners Falls, MA 01376
William W. Hewitt, Jr. ........................................................................          761
  P.O. Box 2359
  Princeton, NJ 08543
Thomas R. Jordan ..............................................................................            0
  The Dilenschneider Group
  200 Park Ave.
  26th Floor
  New York, NY 10166
Frank P.L. Minard .............................................................................            0
  Mitchell Hutchins Asset Management Inc.
  1285 Avenue of the Americas
  New York, NY 10019
Carl W. Schafer ...............................................................................            0
  Atlantic Foundation
  16 Farber Rd.
  Princeton, NJ 08540


CHIEF EXECUTIVE OFFICER
Margo N. Alexander ............................................................................            0
  Mitchell Hutchins Asset Management Inc.
  1285 Avenue of the Americas
  New York, NY 10019


- ---------------
(1) None of the persons listed in the table beneficially owns in excess of one percent of the outstanding shares of any class of the Fund's shares; and, as a group, they do not beneficially own in excess of one percent of any of such class.

                                                                         ANNEX 4

               INVESTMENT COMPANIES OR SERIES THEREOF MANAGED BY
                  MITCHELL HUTCHINS WITH INVESTMENT OBJECTIVES
                          SIMILAR TO THOSE OF THE FUND


                                                                                           CONTRACTUAL ANNUAL
                                                                                               INVESTMENT
                                                                                            ADVISORY FEE RATE
                                                                                            (UNLESS OTHERWISE
                                                                                          NOTED, EXPRESSED AS A
                                                                                          PERCENTAGE OF AVERAGE
                                                                     NET ASSETS AS OF    DAILY NET ASSETS) AS OF
                           NAME OF FUND                                  6/30/95              JUNE 30, 1995
- ------------------------------------------------------------------   ----------------    -----------------------

PaineWebber Atlas Global Growth Fund..............................    $311.9 million              0.75%
PaineWebber Series Trust -- Global Growth Portfolio...............      34.8                      0.75%
PaineWebber Global Energy Fund....................................      21.2                   Up to $250M
                                                                                                 0.85%;
                                                                                           in excess of $250M
                                                                                               up to $500M
                                                                                                 0.80%;
                                                                                               Over $500M
                                                                                                  0.75%
PaineWebber Global Growth and Income Fund.........................      74.1               0.90% up to $500M;
                                                                                            0.875% in excess
                                                                                             of $500M up to
                                                                                                 $1.0B;
                                                                                            0.850% in excess
                                                                                             of $1.0B up to
                                                                                                 $1.5B;
                                                                                           0.825% in excess of
                                                                                           $1.5B up to $2.0B;
                                                                                            0.80% over $2.0B
Global Small Cap Fund Inc.........................................      42.1             1.00% of Average Weekly
                                                                                               Net Assets
PaineWebber Europe Growth Fund....................................      94.8                0.90% up to $50M;
                                                                                           0.85% in excess of
                                                                                            $50M up to $100M;
                                                                                           0.80% in excess of
                                                                                           $100M up to $150M;
                                                                                           0.75% in excess of
                                                                                           $150M up to $200M;
                                                                                            0.70% over $200M

                            APPENDIX 1
                            PROXY CARD

            MITCHELL HUTCHINS/KIDDER, PEABODY GLOBAL EQUITY FUND, A
          SERIES OF MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST
               SPECIAL MEETING OF SHAREHOLDERS - AUGUST 21, 1995

The undersigned hereby appoints as proxies Dianne E. O'Donnell and Ilene Shore and each of them (with power of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE 'FOR' ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST.

                                                 THIS PROXY WILL NOT BE VOTED
                                                 UNLESS IT IS DATED AND SIGNED
                                                 EXACTLY AS INSTRUCTED BELOW.

                                                 If shares are held jointly,
                                                 each Shareholder named should
                                                 sign. If only one signs, his or
                                                 her signature will be binding.
                                                 If the Shareholder is a
                                                 corporation, the President or a
                                                 Vice President should sign in
                                                 his or her own name, indicating
                                                 title. If the Shareholder is a
                                                 partnership, a partner should
                                                 sign in his or her own name,
                                                 indicating that he or she is a
                                                 'Partner'.

                                                 Sign exactly as name appears
                                                 hereon.

                                                 __________________ (L.S.)
                                                 __________________ (L.S.)
                                                 Dated ________________, 1995

                             YOUR VOTE IS IMPORTANT

PROXY                                                                      PROXY

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THE BOARD OF
                TRUSTEES RECOMMENDS A VOTE 'FOR' EACH PROPOSAL.

Please date and sign this proxy on the reverse side and return it in the enclosed envelope to Alamo Direct Mail Services, Inc., 10 Lucon Drive, Deer Park, NY 11729

1. Approval of a new Investment Advisory and Administration Agreement between the               FOR    AGAINST    ABSTAIN
   Trust in respect of the Fund and Mitchell Hutchins Asset Management Inc. ('Mitchell          [ ]     [ ]        [ ]
   Hutchins').

2. Approval of a new Sub-Investment Advisory Agreement among the Trust in respect of            FOR    AGAINST    ABSTAIN
   the Fund, Mitchell Hutchins and GE Investment Management Incorporated.                       [ ]     [ ]        [ ]

                                                                                                 CONTINUED AND TO BE
                                                                                                 SIGNED ON REVERSE SIDE